               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                              FORM 8-K


                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):
                            October 8, 1997



                       ASSOCIATED TECHNOLOGIES
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



          Nevada                                87-0485306
      ----------------------------------------------------------
       (State or other      (Commission      (I.R.S. Employer
        jurisdiction)       File Number)     Identification No.)


    1204 Third Avenue, Suite 172, New York, New York      10021
     ------------------------------------------------------------
       (Address of principal executive offices)        (Zip Code)


  Registrant's telephone number, including area code (212) 988-0394


                                 N/A
     ------------------------------------------------------------
     (Former name and former address, if changed since last report)

Item 5.  Other Events.

          Effective October 8, 1997, Associated Technologies, a Nevada corporation (the "Registrant") appointed American Stock Transfer and Trust Company, New York, New York, as the Registrant's new Transfer Agent and Registrar for its common stock, par value $.001 per share. Prior to that time, the Registrant's Transfer Agent and Registrar was National Transfer Agents.

                    SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ASSOCIATED TECHNOLOGIES



                              By: /s/ Leonard N. McDowall
                                 -----------------------------
                                  Name:  Leonard N. McDowall
                                  Title: Secretary

Dated: November 6, 1997








104840